Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bain Capital Specialty Finance, Inc. (the “Company”) for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Ewald, Chief Executive Officer of the Company, and I, Sally F. Dornaus, Chief Financial Officer of the Company, each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2023

/s/ Michael A. Ewald

Michael A. Ewald
Chief Executive Officer
Bain Capital Specialty Finance, Inc.

/s/ Sally F. Dornaus

Sally F. Dornaus
Chief Financial Officer
Bain Capital Specialty Finance, Inc.